UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 25, 2021

                       PURE HARVEST CORPORATE GROUP, INC.
                (Name of registrant as specified in its charter)

               Colorado        333-212055       71-0952431
               State of      Commission File   IRS Employer
              Incorporation       Number       Identification
                                                     No.

                        7400 Crestline Circle, Suite 130
                           Greenwood Village, CO 80111
                     --------------------------------------
                     Address of principal executive offices

                                 (303) 591-9767
                         ------------------------------
                      Telephone number, including area code

                          2401 E. 2nd Avenue, Suite 600
                                Denver, CO 80206
                            -----------------------
           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

     Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [x]

Securities registered pursuant to Section 12(b) of the Act:

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       Title of each          Trading          Name of each exchange on which
           class             Symbol(s)                   registered
--------------------------------------------------------------------------------
         None                  N/A                          N/A
--------------------------------------------------------------------------------

Item 1.01. Entry into a Material Definitive Agreement.

     On January 25, 2021, the Company acquired four U.S. Patents and four U.S. Patent Applications from an unrelated third party. The assigned Intellectual Properties (IP) has numerous applications in the following sectors: agriculture, renewable energy, health and wellness, manufacturing and transportation.

     In consideration for the assignments of these patents and patent applications the Company agreed to pay the unrelated third party (1) 250,000 shares of the Company's restricted common stock and (2) 10% of all revenue received by the Company, or any third party, from the use of the inventions covered by the patents or the patent applications, provided however that beginning in 2023 the Company must pay the unrelated third party at least $10,000 each year.

Item 3.02. Unregistered Sale of Equity Securities.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with issuance of common stock described in
Item 1.01 of this report. The person who acquired the shares of common stock was a sophisticated investor and was provided full information regarding the Company's operations. There was no general solicitation in connection with the issuance of the shares. The person who acquired the shares acquired them for his own account. The shares cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid in connection with the issuance of the shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 2, 2021

                                   PURE HARVEST CORPORATE GROUP, INC.


                                              By: /s/ Matthew Gregarek
                                              ------------------------
                                               Matthew Gregarek
                                               Chief Executive Officer